Advances From Federal Home Loan Bank (FHLB) And Other Borrowings	12 Months Ended
Dec. 31, 2020
Advances from Federal Home Loan Banks [Abstract]
Advances From Federal Home Loan Bank (FHLB) And Other Borrowings	Advances from Federal Home Loan Bank, Borrowings from Federal Reserve Bank and Other Borrowings
Advances from the FHLB are summarized by year of maturity and weighted average interest rate at December 31, 2020 below.

	Amount	Weighted Rate
2021	$25,000,000	1.98%
2023	10,000,000	1.46%
Total	$35,000,000	1.83%
These advances are secured by a blanket collateral agreement with the FHLB by pledging the Bank’s portfolio of residential first mortgage loans and investment securities with an amortized cost and fair value of $104.7 million and $106.2 million, respectively, at December 31, 2020 and $100.5 million and $96.7 million, respectively, at December 31, 2019.
FHLB advances are subject to prepayment penalties. During the years ended December 31, 2020, 2019 and 2018, the Bank prepaid no FHLB advances. Callable advances are callable at the option of the FHLB.  If an advance is called, the Bank has the option to pay off the advance without penalty, re-borrow funds on different terms, or convert the advance to a three-month floating rate advance tied to LIBOR. The Bank did not have any callable FHLB advances at December 31, 2020. At December 31, 2020 and 2019, the Bank had $304.3 million and $259.2 million in additional borrowing capacity, respectively, at the FHLB.
The Bank also had $48.7 million in borrowings from the "discount window" of the Federal Reserve Bank of Atlanta at December 31, 2020 compared to none at December 31, 2019. Depository institutions may borrow from the discount window for periods as long as 90 days, and borrowings are prepayable and renewable by the borrower on a daily basis. At December 31, 2020, the borrowing rate was 0.25%. At December 31, 2020, the Bank had pledged as collateral for these borrowings investment and mortgage-backed securities with an amortized cost and fair value of $57.0 million and $60.3 million, respectively.
The Bank had $13.1 million and $11.6 million in other borrowings at December 31, 2020 and 2019, respectively. These borrowings consist of short-term repurchase agreements with certain commercial demand deposit customers for sweep accounts. The repurchase agreements typically mature within one to three days and the interest rate paid on these borrowings floats monthly with money market type rates. At December 31, 2020 and 2019, the interest rate paid on the repurchase agreements was 0.15% and 0.50%, respectively. The maximum amount outstanding at any one month end during the year ended December 31, 2020 was $21.0 million compared to $15.8 million during the year ended December 31, 2019. The Bank had pledged as collateral for these repurchase agreements investment and mortgage-backed securities with amortized costs and fair values of $26.6 million and $26.8 million, respectively, at December 31, 2020 and $20.4 million and $20.5 million, respectively, at December 31, 2019.